Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 14,312.39
Total Fee Amount	14,312.39
Total Transaction Valuation	93,483,916.00
Total Offset Amount	0.00
Net Fee	$ 0.00